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Exhibit 3.14

Delaware

The First State

        I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "RAG ENERGY SALES, INC", CHANGING ITS NAME FROM "RAG ENERGY SALES, INC" TO "FOUNDATION ENERGY SALES, INC.", FILED IN THIS OFFICE ON THE THIRTIETH DAY OF JULY, A.D. 2004, AT 11:08 O'CLOCK A.M.

        A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

	[SEAL]	/s/ HARRIET SMITH WINDSOR Harriet Smith Windsor, Secretary of State
2217349 8100		AUTHENTICATION:	3266850
040559153		DATE:	07-30-04

State of Delaware Secretary of State Division of Corporations Delivered 11:23 AM 07/30/2004 FILED 11:08 AM 07/30/2004 SRV 040559153 - 2217349 FILE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

RAG ENERGY SALES, INC.

        It is hereby certified that:

        1.     The name of the corporation (hereinafter called the "Corporation") is RAG energy sales, Inc.

        2.     The Certificate of Incorporation of the Corporation hereby is amended by changing the first Article thereof so that, as amended, said Article shall read as follows:

    "1.
    The name of the corporation is:
    Foundation Energy Sales, Inc."

        3.     The Amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 228 and 242 of the General Corporation Law of the State of Delaware.

        4.     The effective date of the Amendment herein certified shall be the date of filing.

        Signed and attested to on July 30, 2004.

/s/ GREG A. WALKER Greg A. Walker Senior Vice President
ATTEST:
/s/ SHARON J. FETHERHUFF Sharon J. Fetherhuff Assistant Secretary

Delaware

The First State

        I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "RAG COAL SALES OF AMERICA, INC.", CHANGING ITS NAME FROM "RAG COAL SALES OF AMERICA, INC." TO "RAG ENERGY SALES, INC", FILED IN THIS OFFICE ON THE THIRTEENTH DAY OF FEBRUARY, A.D. 2002, AT 1:30 O'CLOCK P.M.

        A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

	[SEAL]	/s/ HARRIET SMITH WINDSOR Harriet Smith Windsor, Secretary of State
2217349 8100		AUTHENTICATION:	1611962
020095414		DATE:	02-13-02

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 01:30 PM 02/13/2002 020095414 - 2217349

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

RAG COAL SALES OF AMERICA, INC.

        It is hereby certified that:

        1.     The name of the corporation (hereinafter called the "Corporation") is RAG Coal Sales of America, Inc.

        2.     The Certificate of Incorporation of the Corporation hereby is amended by changing the first Article thereof so that, as amended, said Article shall read as follows:

    "1.
    The name of the corporation is:
    RAG energy sales, Inc."

        3.     The Amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 228 and 242 of the General Corporation Law of the State of Delaware.

        4.     The effective date of the Amendment herein certified shall be the date of filing.

        Signed and attested to on February 12, 2002.

/s/ JOHN R. TELLMANN John R. Tellmann President
ATTEST:
/s/ SHARON J. FETHERHUFF Sharon J. Fetherhuff Assistant Secretary

State of Delaware

Office of the Secretary of State

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "RAG AMERICAN COAL SALES COMPANY", CHANGING ITS NAME FROM "RAG AMERICAN COAL SALES COMPANY" TO "RAG COAL SALES OF AMERICA, INC.", FILED IN THIS OFFICE ON THE SIXTH DAY OF APRIL, A.D. 2000, AT 1 O'CLOCK P.M.

        A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

	[SEAL]	/s/ EDWARD J. FREEL Edward J. Freel, Secretary of State
2217349 8100		AUTHENTICATION:	0368595
001175971		DATE:	04-10-00

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

RAG AMERICAN COAL SALES COMPANY

        It is hereby certified that:

        1.     The name of the corporation (hereinafter called the "Corporation") is RAG American Coal Sales Company.

        2.     The Certificate of Incorporation of the Corporation hereby is amended by changing the first Article thereof so that, as amended, said Article shall read as follows:

    "1.
    The name of the corporation is:
    RAG Coal Sales of America, Inc."

        3.     The Amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 228 and 242 of the General Corporation Law of the State of Delaware.

        4.     The effective date of the Amendment herein certified shall be the date of filing.

        Signed and attested to on April 4, 2000.

/s/ FRANK J. WOOD Frank J. Wood Vice President and Treasurer
ATTEST:
/s/ SHARON J. FETHERHUFF Sharon J. Fetherhuff Assistant Secretary

State of Delaware

Office of the Secretary of State

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "CYPRUS AMAX COAL SALES CORPORATION", CHANGING ITS NAME FROM "CYPRUS AMAX COAL SALES CORPORATION" TO "RAG AMERICAN COAL SALES COMPANY", FILED IN THIS OFFICE ON THE THIRTIETH DAY OF JUNE, A.D. 1999, AT 2 O'CLOCK P.M.

        A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

	[SEAL]	/s/ EDWARD J. FREEL Edward J. Freel, Secretary of State
2217349 8100		AUTHENTICATION:	9840220
991267776		DATE:	06-30-99

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

CYPRUS AMAX COAL SALES CORPORATION

        It is hereby certified that:

        1.     The name of the corporation (hereinafter called the "Corporation") is Cyprus Amax Coal Sales Corporation.

        2.     The Certificate of Incorporation of the Corporation hereby is amended by changing the first Article thereof so that, as amended, said Article shall read as follows:

    "1.
    The name of the corporation is:
    RAG American Coal Sales Company"

        3.     The Amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 228 and 242 of the General Corporation Law of the State of Delaware.

        4.     The effective date of the Amendment herein certified shall be the date of filing.

        Signed and attested to as of June 30, 1999.

CYPRUS AMAX COAL SALES CORPORATION
/s/ GREG A. WALKER Greg A. Walker Senior Vice President
ATTEST:
/s/ SUSAN E. CHETLIN Susan E. Chetlin Assistant Secretary

State of Delaware

Office of the Secretary of State

        I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "CYPRUS COAL SALES CORPORATION" FILED IN THIS OFFICE ON THE TWENTY-FOURTH DAY OF NOVEMBER, A.D. 1993, AT 1:15 O'CLOCK P.M.

        A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO NEW CASTLE COUNTY RECORDER OF DEEDS ON THE TWENTY-FOURTH DAY OF NOVEMBER, A.D. 1993 FOR RECORDING.

* * * * * * * * * *

	[SEAL]	/s/ WILLIAM T. QUILLEN William T. Quillen, Secretary of State
		AUTHENTICATION:	*4163168
933285147		DATE:	11/24/1993

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 01:15 PM 11/24/1993 933285147 - 2217349

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

CYPRUS COAL SALES CORPORATION

        It is hereby certified that:

        1.     The name of the corporation (hereinafter called the "Corporation") is Cyprus Coal Sales Corporation.

        2.     The Certificate of Incorporation of the Corporation is hereby amended by striking out the entire Article 1 thereof and by substituting in lieu of said Article the following new Article:

    "1.
    The name of the corporation is CYPRUS AMAX COAL SALES CORPORATION."

        3.     The Amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

        4.     The effective date of the Amendment herein certified shall be the date of filing.

Signed and attested to on November 22, 1993.

/s/ DONALD P. BROWN Donald P. Brown President
ATTEST:
/s/ [ILLEGIBLE] Assistant Secretary

State of Delaware

[LOGO]

Office of the Secretary of State

        I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF CYPRUS COAL SALES CORPORATION FILED IN THIS OFFICE ON THE TWENTY-SECOND DAY OF DECEMBER, A.D. 1989, AT 3 O'CLOCK P.M.

	[SEAL]	/s/ MICHAEL HARKINS Michael Harkins, Secretary of State
		AUTHENTICATION:	12463493
899356251		DATE:	12/26/1989

FILED DEC 22 1969 3 PM [ILLEGIBLE] SECRETARY OF STATE

CERTIFICATE OF INCORPORATION

of

CYPRUS COAL SALES CORPORATION

        1.     The name of the corporation is:

    Cyprus Coal Sales Corporation.

        2.     The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington County of New Castle. The name of its registered agent at such address is the Corporation Trust Company.

        3.     The nature of the business or purposes to be conducted or promoted is:

    To engage in any lawful act or activity for which corporation may be organized under the General Corporation Law of Delaware.

        4.     The total number of shares of stock which the corporation shall have authority to issue is One Thousand (1,000) and the par value of each of such shares is One Dollar ($1.00) amounting in the aggregate to One Thousand Dollars ($1,000.00).

        5.     The name and mailing address of each incorporator is as follows:

NAME	MAILING ADDRESS
Deborah J. Friedman	9100 E. Mineral Circle Englewood, CO 80112
Kathleen J. Gormley	9100 E. Mineral Circle Englewood, CO 80112
Pamela A. Solly	9100 E. Mineral Circle Englewood, CO 80112

        6.     The name and mailing address of each person who is to serve as a director until the first annual meeting of stockholders or until their respective successors are elected and qualify are as follows:

NAME	MAILING ADDRESS
C. B. Stone, Jr.	9100 E. Mineral Circle Englewood, CO 80112
G. J. Malys	9100 E. Mineral Circle Englewood, CO 80112
K. Loughrey	9100 E. Mineral Circle Englewood, CO 80112

The powers of the incorporators shall terminate upon the filing of this certificate of incorporation.

        7.     The corporation is to have perpetual existence.

        8.     In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the By-Laws of the corporation.

        9.     Elections of directors need not be by written ballot unless the By-Laws of the corporation shall so provide.

        Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the By-Laws of the corporation.

        10.   The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

        WE, THE UNDERSIGNED, being each of the incorporators herein before named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, to make this certificate, hereby declaring and certifying that this is our act and deed and the facts herein stated are true, and accordingly have hereunto set our hands this 18th day of December, 1989.

/s/ DEBORAH J. FRIEDMAN Deborah J. Friedman
/s/ KATHLEEN J. GORMLEY Kathleen J. Gormley
/s/ PAMELA A. SOLLY Pamela A. Solly

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Exhibit 3.14